UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

January 28, 2004

Date of report (Date of earliest event reported)

Willow Grove Bancorp, Inc.

(Exact name of registrant as specified in its charter)

Pennsylvania	000-49706	80-0034942
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Welsh and Norristown Roads, Maple Glen, Pennsylvania	19002
(Address of principal executive offices)	(Zip Code)

(215) 646-5405

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Item 7.		Financial Statements, Pro Forma Financial Information and Exhibits

(a)	Not applicable.

(b)	Not applicable.

(c)	Exhibits:

	Number	Description
	99.1	Press Release announcing second quarter results and declaration of a cash dividend.

Item 12.	Results of Operations and Financial Condition

On January 28, 2004, Willow Grove Bancorp, Inc. (the “Company”) issued a press release announcing its results of operations for the quarter ended December 31, 2003 and the declaration of a cash dividend payable on February 20, 2004 to stockholders of record on February 6, 2004.

The Company’s press release dated January 28, 2004, is attached hereto as an exhibit to this Form 8-K and is incorporated herein by reference.  The press release attached hereto is being furnished to the SEC and shall not be deemed to be “filed” for any purpose.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WILLOW GROVE BANCORP, INC.

Date: January 29, 2004	By:	/s/ Christopher E. Bell
Christopher E. Bell
Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description

99.1	Press Release dated January 28, 2004